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                                                                 EXHIBIT 23.02


     We consent to the reference to our firm under the caption "Legal Matters" in the Registration Statement on Form S-1 and related Prospectus of Corporate Staffing Resources, Inc. filed with the Securities and Exchange Commission on May 27, 1998.




                                        Latham & Watkins